UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 10, 2021

CONTANGO OIL & GAS COMPANY

(Exact Name of Registrant as Specified in Charter)

Texas	001-16317	95-4079863
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 E. 5th Street, Suite 300, Fort Worth, Texas 76102

(Address of Principal Executive Offices)

(817) 529-0059

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.04 per share	MCF	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

As disclosed in the Current Report on Form 8-K of Contango Oil & Gas Company (“Contango”), dated January 21, 2021, on such date, Contango completed the previously announced merger of Mid-Con Energy Partners, LP, a Delaware limited partnership (“Mid-Con”) with and into Michael Merger Sub LLC, a Delaware limited liability company and a wholly-owned, direct subsidiary of Contango (“Merger Sub”), pursuant to the Agreement and Plan of Merger, dated as of October 25, 2020, by and among Contango, Merger Sub, Mid-Con and Mid-Con Energy GP, LLC, a Delaware limited liability company and the general partner of Mid-Con. This Current Report is filed to provide additional financial statements of Mid-Con and additional pro forma financial information of the Company for such transaction, in part for purposes of incorporation into Contango’s registration statements filed under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(a)    Financial Statements.

Audited historical financial statements of Mid-Con Energy Partners, LP as of and for the years ended December 31, 2020 and 2019, together with the related notes to the financial statements, a copy of which is filed as Exhibit 99.1 hereto and incorporated by reference herein.

(b)    Pro Forma Financial Information.

Unaudited pro forma consolidated combined financial information of Contango Oil & Gas Company for the year ended December 31, 2020, a copy of which is filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d)    Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

23.1	Consent of Grant Thornton LLP.

99.1	Audited historical financial statements of Mid-Con Energy Partners, LP as of and for the years ended December 31, 2020 and 2019, together with the related notes to the financial statements.

99.2	Unaudited pro forma consolidated financial information of Contango Oil & Gas Company as of and for the year ended December 31, 2020, together with the related notes to the pro forma statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO OIL & GAS COMPANY

Date: March 10, 2021	/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President and Chief Financial and Accounting Officer